                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 23, 1997



                  CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
               (Exact name of Registrant as specified in charter)


       MARYLAND                    33-99994                    13-3726306
      (State of              (Commission File No.)            (IRS Employer
     organization)                                         Identification No.)



                         50 Rockefeller Plaza, 2nd Floor
                            New York, New York 10020
                    (Address of principal executive offices)


                                 (212) 492-1100
                         (Registrant's telephone number)
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

DESCRIPTION OF PROPERTY LEASED TO SCOTT COMPANIES, INC.

      General

            On January 23, 1997, the Company, through a wholly-owned subsidiary (the "Scott Subsidiary"), purchased from Scott Co. of California ("Scott") the manufacturing, office, warehouse and parking facilities of Scott (the "Scott Facilities") consisting of 432,000 square feet of space located on two separate parcels of land totaling approximately 24 acres in Alameda County, California. The Scott Facilities are suitable and adequate for use as manufacturing, office, warehouse and parking facilities. The cost of the Scott Facilities will be depreciated for tax purposes over a 40-year period on a straight-line basis.

            Concurrently with the acquisition of the Scott Facilities by the Scott Subsidiary, the Scott Subsidiary entered into a net lease (the "Scott Lease") with Scott for the Scott Facilities. The obligations of Scott under the Scott Lease were guaranteed by the Scott Companies, Inc., the sole shareholder of Scott. Material terms of the Scott Lease are described below.

      PURCHASE TERMS

            The cost to the Company of acquiring the Scott Facilities, including the Acquisition Fee payable to an Affiliate of the Advisor, was $17,910,000, an amount less than the leased fee Appraised Value of the Scott Facilities. An Acquisition Fee of $450,000 was paid to W.P. Carey & Co., an Affiliate of the Advisor. W.P. Carey & Co. will receive a Subordinated Acquisition Fee of $360,000, payable over an eight year period, but only if the Company satisfies the Preferred Return.


DESCRIPTION OF THE LEASE

      General

            The Scott Lease is absolutely net and bondable and in normal financeable form. Scott will pay maintenance, insurance, taxes and all other expenses associated with the operation and maintenance of the Scott Facilities, except for the Company's debt service and income taxes. In the opinion of management of the Company, the Scott Facilities are adequately covered by insurance.

      Term

            The initial term of the Scott Lease (the "Initial Term") is 20 years, followed by three five-year renewal terms (each, an "Extended Term") at the option of Scott.

      Rent

            The initial annual rent ("Basic Rent") under the Scott Lease is $1,94,850 payable quarterly in advance, in equal installments of $485,212.50. Additionally, the Scott Lease provides that at the end of the third year of the Initial Term and at the end of each additional third year of the Initial Term and each Extended Term thereafter, the annual rent for each of the next three years of the term will be adjusted by a formula that would increase the annual rent by the cumulative increase in the Consumer Price Index over the immediately preceding three years, but not in excess of 4% for any one year during such three year period.
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      Right of First Refusal

            The Scott Lease provides Scott with a right of first refusal to purchase the Scott Facilities. In the event the leased premises are contracted for sale by the Company to a third party, the Company shall give written notice to Scott of such sale. Scott has the option to elect to purchase the Scott Facilities for the period of 15 days following receipt of such notice, at a price equal to the contract price agreed to between the Company and the third party. Scott may exercise this right upon each proposed sale of the Scott Facilities within the first ten years of the Scott Lease and may exercise this right only once after the tenth year of the Scott Lease.


DESCRIPTION OF  FINANCING

            The Company is seeking mortgage financing for the Scott Facilities, but has not yet obtained a commitment with respect to any such mortgage financing. There can be no assurance that the Company will obtain such mortgage financing.


DESCRIPTION OF SCOTT

            Scott builds, installs and supports the entire mechanical plant of industrial and commercial developments and retrofits. Scott works on a wide variety of projects that include facilities for aerospace and semiconductors refineries, power plants, hospitals, office buildings, shopping malls and multi-residential complexes. Scott is capable of providing a total mechanical construction project and, licensed as a general contractor, can participate as a turn key prime contractor with the ability to engage subcontractors or can act strictly as a subcontractor.

            The following is a summary of selected financial data for Scott Companies, Inc. over the last three years:

                     CONSOLIDATED STATEMENT OF EARNINGS DATA

                                   YEAR ENDED APRIL 30,
                      ----------------------------------------------
                          1994             1995             1996
                      ------------     ------------     ------------
Contract revenues     $108,731,784     $127,971,182     $153,492,464

Contract costs          91,990,639      110,043,579      135,142,303

Gross profits on        16,741,145       17,927,603       18,350,161
contracts

Net earnings          $    577,068     $    795,325     $    746,658


                         CONSOLIDATED BALANCE SHEET DATA

                                         AS OF APRIL 30,
                            -------------------------------------------
                               1994            1995            1996
                            -----------     -----------     -----------
Balance Sheet Data:

Cash and cash
equivalents                 $ 1,338,501     $   750,965     $   352,158

Net accounts receivable
                             23,528,495      38,068,775      40,936,588

Total assets
                             57,595,069      74,159,389      74,841,020

Total indebtedness
                             45,673,806      61,911,132      62,568,852

Common stock
                              5,306,772       5,058,423       4,707,235

Stockholders' equity
                             11,921,263      12,248,257      12,272,168


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(b)  PRO FORMA FINANCIAL INFORMATION

    The pro forma financial information is currently unavailable and will be filed by amendment within 60 days from the date hereof.

(C)  EXHIBITS

    The following exhibits are filed as part of this Current Report on Form 8-K:

               EXHIBIT NO.                EXHIBIT
PAGE NO.


                  10.1(*) Lease Agreement dated January 23, 1997 by and between BUILD (CA) QRS 12-24, Inc., as Landlord, and Scott Corporation, as Tenants.

-----------
*  Will be filed with pro forma financial information by amendment.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CORPORATE PROPERTY ASSOCIATES 12
                                          INCORPORATED




                                          By: /s/Michael D. Roberts
                                              --------------------------------
                                               Michael D. Roberts
                                               First Vice President and
                                               Controller




Dated:  February 10, 1997